*** Text Omitted and Filed Separately. Confidential Treatment
    Requested Under 17 C.F.R. Sections 200.80, 200.83 and 240.24b-2

                                                                   EXHIBIT 10.34


                                  AMENDMENT #6

        This Amendment #6 ("Amendment #6) to the Value-Added Reseller License Agreement effective September 24, 1992, between Informix Software, Inc. ("Informix") and Continuus Software, previously known as Caseware, Inc. ("Licensee"), as amended by Amendment #1 effective September 24, 1992, Amendment #2 effective March 5, 1993, Amendment #3 effective August 26, 1993, Amendment #4 effective August 2, 1994, and Amendment #5 effective January 31, 1995 (collectively, the "Agreement"), each of them having respective principal places of business as set forth in the signature block below, is made as of the Amendment #6 Effective Date hereinafter set forth.

        This Amendment #6 is made with reference to Section 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by a duly authorized representative of Informix and Licensee which expressly refers to the Agreement. When signed below by Informix and Licensee, this Amendment #6 shall constitute such a writing. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

        WHEREAS, Informix and Licensee desire to amend the Agreement, as more fully described below.

        NOW THEREFORE, in consideration of the mutual promises and obligations herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      This Agreement is hereby amended by adding Exhibit F attached hereto.

2. This Amendment #6 shall be effective as of the date set forth in the signature block below (Amendment #6 Effective Date).

3. In the event of a conflict between the terms and conditions of the Agreement, inclusive of Amendment #1, Amendment #2, Amendment #3, Amendment #4 and Amendment #5, and the terms and conditions of this Amendment #6, the terms and conditions of this Amendment #6 shall prevail.



LICENSEE:                             INFORMIX:

CONTINUUS SOFTWARE                    INFORMIX SOFTWARE, INC.
108 Pacifica                          4100 Bohannon Drive
Irvine, California 92618              Menlo Park, California 94025
Attn: David McCann, VP & GM           Attn.: General Counsel
Phone:  (949) 453-2200                Phone:  (650) 926-6300

/s/ David McCann                      /s/ Scott Harlan
----------------------------------    -----------------------------------------
Signature                             Signature

David McCann                          Scott Harlan
----------------------------------    -----------------------------------------
Printed Name/Title                    Printed Name/Title

----------------------------------    -----------------------------------------
Date  12/21/1999                      Date  12/23/1999



                                       1.

                                                      Order Agreement #: 6458-06

                                    EXHIBIT F
                                 MAINTENANCE ORDER

        This Maintenance Order ("Order") incorporates the Informix maintenance program(s) specified below. There shall be no force or effect to any different or additional terms of any related purchase order, confirmation or similar form even if signed by the parties after the date hereof. Each party's acceptance of this Order (as indicated by execution hereof) was and is limited to and expressly conditional upon the other's acceptance of the terms contained in the Order to the exclusion of other terms. After execution of this Order, Licensee will return this Order and a purchase order to Informix to the attention of Maintenance Support at 4100 Bohannon Drive, Menlo Park, California 94025.

By signing below, each party agrees to be bound by all the terms and conditions of this Order. Each individual signing this on behalf of an identified party below represents that he or she has the authority and power to execute this Order on behalf of the party so identified.

LICENSEE INFORMATION:
Client Name: Continuus Software Corporation

Client Contact:
Address: __108 Pacifica_______________________
Address: __Irvine, CA 92618___________________
Address: _____________________________________
Phone: _____949-453-2200______________________
Fax: _______949-453-2276______________________


INSTALLED AT:
Client Name: ____Various Sites._______________

Client Contact: ______________________________
Address: _____________________________________
Address: _____________________________________
Address: _____________________________________
Phone: _______________________________________
Fax: _________________________________________



BILL TO:
Client Name: Continuus Software Corporation
Client Contact:
Address: __108 Pacifica_______________________
Address: __Irvine, CA 92618___________________
Address: _____________________________________
Phone: _____949-453-2200______________________
Fax: _______949-453-2276______________________



Part                                     Hardware        Maint.      # of        # of       Maintenance           Unit      Extended
No.        Software Description          Platform        Type        CPUs        Users      Term        Price     Qty       Price
------------------------------------------------------------------------------------------------------------------------------------
Informix OnLine Dynamic Server versions:  DEC/ALPHA, HP/UX, Other See Attch. A          6/15/1999-                $[*****]
5.02.UC6, 5.02.UC7, 5.03.UC1, 5.03.UC2,   IBM/AIX, SGI/IRIX,                            6/15/2000
5.05.UCI, 5.05 UCIP1, 5.05.UC2, 5.05.UC4, SOLARIS, SUN/OS
5.05.UC4, 5.06.UC1, 5.02.UC6X1 (collectively,
"Covered Products")


TOTAL BEFORE TAXES__[*****]_____________________________________________________

SALES TAX __%_______[*****]_____________________________________________________

Total Order         [******]
________________________________________________________________________________
Terms: Net thirty (30) days from the Amendment #6 Effective Date.
This Order may be renewed for one twelve month period for $[******] usd before tax.


Continuus Software
--------------------------------------------
Name of Licensee

/s/ David McCannn
--------------------------------------------
Signature of Authorized Individual

David McCann
--------------------------------------------
Name (Please Print)

VP & GM Americas        12/21/1999
---------------------------------------------
Title                   Date


Informix Software, Inc.

/s/ Scott Harlan
---------------------------------------------
Signature of Authorized Individual

Scott Harlan
--------------------------------------------
Name (Please Print)

                        12/23/1999
---------------------------------------------
Title                   Date




PROGRAM DESCRIPTION(S):
___ OpenLine   ____ Assurance ____ 24x7
___ Enterprise ____ Regency   ____x_Other See Attachment A

PURCHASING INFORMATION:
Sales Rep: __________________________________
Support Rep: ________________________________
Order Date: _________________________________
Purchase Order #_____________________________
Sales & Use Tax Rate:  ______________________  (if applicable)
Quote Num/Expiration: _______________________


*** Text Omitted and Filed Separately. Confidential Treatment
    Requested Under 17 C.F.R. Sections 200.80, 200.83 and 240.24b-2.

                                  ATTACHMENT A
                                       TO
                                    EXHIBIT F
                             (NON-STANDARD SUPPORT)



The terms and conditions of the non-standard support to be provided on the Covered Products follow.

1.      DEFINITIONS.

"PRODUCT PROBLEMS" means a Covered Product, which is not functioning according to the specifications in the user manual.

"PROBLEM DIAGNOSIS" means INFORMIX's investigation of Product Problems reported by Covered Client Developers. INFORMIX requires detailed Product Problem descriptions from Covered Client Developers. Product Problem resolution may be, but is not limited to, a description of the Covered Products functional operation, suggested alternative uses of the Covered Products, a temporary method of circumventing the Product Problem, or a recommendation of the installation of a patch. When requested to resolve a Product Problem, INFORMIX may require access to your computer system via modem and telephone lines.

"ROOT CAUSE ANALYSIS" is defined as continued research beyond diagnostic work to identify the exact cause of the problem the customer has encountered. In the context of a down system, Informix would perform the work necessary to return the system to operational status. Informix would not be required to ascertain the reason the system became inoperable.

2. RESPONSIBILITIES OF INFORMIX.

TELEPHONE SUPPORT. INFORMIX will provide telephone support for up to: (i) ten
(10) Client developers who are located in Client's Irvine, CA office, (ii) up to six (6) Client developers who are located in Client's Dublin, Ireland office, and (iii) one (1) Client developer who is located in Client's Australia office (collectively "Covered Client Developers"). Telephone support shall consist of the Covered Client Developers access to Informix's technical support engineers to assist Client on down-systems recovery and Problem Diagnosis, with Informix providing reasonable efforts toward providing workarounds to resolve such issues. At no time will Informix be required to provide Root-Cause analysis in support of Client's use of the Covered Products.

PATCHES. In the event that Client requests INFORMIX to provide a patch to correct a Product Problem in the Covered Products, Client must provide the hardware and software operating environment to INFORMIX in addition to paying a fee of $[******] per patch.


3. LIMITATIONS OF COVERED PRODUCT SUPPORT.

INFORMIX has no obligation to provide support services for:

A. Altered or modified products;

B. Derivative works;

C. Third party software or application being used in conjunction with the products;

D. Product Problems which arise as a result of your negligence or fault, or from malfunctions of your computer or its operating system;

E. Product Problems that result from changes to your operating environment which make it incompatible with the operating environment for the products when they were originally licensed. This could include, but is not limited to, additions or changes to hardware, operating system, compilers, or co-resident software.


4. GENERAL

EXTRAORDINARY CIRCUMSTANCES. INFORMIX shall not be responsible for failure to fulfill, or delay in fulfilling its obligations under this Attachment A due to causes beyond its control.

LIMITATION OF LIABILITY. INFORMIX's liability to you or any other third party, for a claim of any kind arising as a result of, or related to, any Covered Product or service provided under this Attachment A, whether in contract, in tort (including negligence or strict liability), under any warranty, or otherwise, shall be limited to monetary damages, and the aggregate amount of such damages for all claims relating to any particular Covered Product or service shall in no event exceed the amount paid to Informix under this program for the Covered Product or service which gave rise to the claim. Under no circumstances shall Informix be liable to you or any third party for indirect, special or consequential damages (including lost profits), even if INFORMIX has been advised of the possibility of such damages.

GOVERNING LAW. This support is governed by and interpreted in accordance with the laws of the State of California without regard to its conflict of law provisions.

ACKNOWLEDGMENT. BY YOUR PAYMENT FOR THE SERVICES TO BE PROVIDED UNDER THIS SUPPORT PROGRAM, YOU ACKNOWLEDGE YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF THIS PROGRAM AND AGREE TO BE BOUND BY THEM.


*** Text Omitted and Filed Separately. Confidential Treatment
    Requested Under 17 C.F.R. Sections 200.80, 200.83 and 240.24b-2.

                                  AMENDMENT #7


        This Amendment #7 ("Amendment #7) to the Value-Added Reseller License Agreement effective September 24, 1992, between Informix Software, Inc. ("Informix") and Continuus Software Corporation, previously known as Caseware, Inc. ("Licensee"), as amended by Amendment #1 effective September 24, 1992, Amendment #2 effective March 5, 1993, Amendment #3 effective August 26, 1993, Amendment #4 effective August 2, 1994, Amendment #5 effective January 31, 1995, and Amendment #6 effective January 30, 2000 (collectively, the "Agreement"), each of them having respective principal places of business as set forth in the signature block below, is made as of the Amendment #7 Effective Date hereinafter set forth.

        This Amendment #7 is made with reference to Section 8.5 of the Agreement which provides that modifications of any of the provisions of the Agreement are binding provided they are contained in a writing signed by a duly authorized representative of Informix and Licensee which expressly refers to the Agreement. When signed below by Informix and Licensee, this Amendment #6 shall constitute such a writing. All unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect.

        WHEREAS, Informix and Licensee desire to amend the Agreement, as more fully described below.

        NOW THEREFORE, in consideration of the mutual promises and obligations herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Third sentence of Section 4.2 of the Agreement is hereby deleted in its entirety and restated as follows:

        "Within net thirty (30) days of the end of every calendar quarter, Licensee shall deliver to Informix the Copy Records applicable to the previous quarter accompanied by any payment due to Informix relating to such Records."

2.      Exhibit A of the Agreement is hereby amended by adding the following
        Section 1.3:

        1.3 Additional Authorized Products: Informix hereby grants to Licensee, subject to Section 1.1 of the Agreement, the right to acquire licenses of the following Informix Products which are to be used only on the platforms within the Unix and NT operating systems supported by Informix (the "Amendment #7 Products"):

-       Informix-OnLine 5.1

-       Informix-SE 7.x

-       Informix-Dynamic Server 7.2

-       Informix-Dynamic Server 7.3

-       Informix-Dynamic Server.2000 9.2

-       Client SDK 2.x


*** Text Omitted and Filed Separately. Confidential Treatment
    Requested Under 17 C.F.R. Sections 200.80, 200.83 and 240.24b-2.

3.      This Agreement is hereby amended by adding the following Amendment #7
        Schedule:

                              AMENDMENT #7 SCHEDULE

        1. Prepayment. (a)Upon the Amendment #7 Effective Date, Licensee shall pay to Informix the irrevocable, nonrefundable amount of $[*******] as a prepayment of Licensee's Royalty Payments as defined herein ("Prepayment") which Informix shall apply to license fees for the Amendment #7 Products and Informix-Assurance fees for such Amendment #7 Products.

               (b) Royalty Payments due to Informix, as defined herein, will be deducted from the Prepayment until the exhaustion of the Prepayment. Notwithstanding the foregoing, in the event that there are still funds remaining in the Prepayment upon the second anniversary of the Amendment #7 Effective Date, Licensee shall provide to Informix a written waiver of its rights to the remaining balance of the Prepayment. Upon the second anniversary of the Amendment #7 Effective Date, the Prepayment shall be deemed fully exhausted, regardless of any remaining balance in the Prepayment.

               (c) Upon the exhaustion of the Prepayment, Licensee shall pay to Informix any and all Royalty Payments due to Informix, as defined herein and subject to Section 4.2 of the Agreement.

        2.     Ongoing Maintenance.

               (a) In addition to any Royalty Payments paid or due, upon the first anniversary of the Amendment #7 Effective Date, Licensee shall pay [**] of the total Royalty Payments from the previous [**] months as Informix-Assurance fees for the Amendment #7 Products for a [**] month service period commencing on the first anniversary of the Amendment #7 Effective Date.

               (b) In addition to any Royalty Payments paid or due, upon the second anniversary of the Amendment #7 Effective Date, Licensee shall pay [**]of the total Royalty Payments from the previous [**] months as Informix-Assurance fees for the Amendment #7 Products for a [**] month service period commencing on the second anniversary of the Amendment #7 Effective Date.

        3. Informix-OpenLine Option. During the term of this Amendment #7, Licensee can purchase Informix-OpenLine for the Amendment #7 Products at the service fee for Informix-OpenLine set forth in the then current Price List less a discount of [**]. Informix agrees to grant to Licensee licenses of the development versions of the Amendment #7 Products to be used solely for Licensee's internal development purposes at no additional charge, provided Licensee purchases Informix-OpenLine for such Amendment #7 Products.

        4.     Definitions.

               "Informix-Assurance" means the Informix maintenance program which offers new releases (other than those designated as New Products) for certain Informix Products during a [**] month or specified service period for an annual fee.

               "Informix-OpenLine" means the Informix support program that provides telephone support during Informix's normal business hours and new releases for certain Informix Products during a [**] month or specified service period for an annual fee. Licensee shall designate up to (i) ten (10) contacts who are located in Licensee's Irvine, CA office, (ii) up to six (6) contacts who are located in Licensee's Dublin, Ireland office, and (iii) one (1) contact who is located in Licensee's Australia office within Licensee's organization to be the sole contacts with Informix for provision of Informix-OpenLine. In addition, Licensee shall provide first level support from its development license site and manufacture, distribute and install releases of the Products for which such services are being provided.


*** Text Omitted and Filed Separately. Confidential Treatment
    Requested Under 17 C.F.R. Sections 200.80, 200.83 and 240.24b-2.

               "Royalty Payments" means [**] of Licensee's total license revenue derived from any and all of Licensee's products which embed Informix Product(s) and any and all updates or upgrades to a newer version of Licensee's products that embed Informix Product(s).


        5. This Amendment #7 shall be effective as of January 31, 2000 (Amendment #7 Effective Date).

        6. The first term of this Amendment #7 shall be [********] from the Amendment #7 Effective Date and then shall be renewed automatically for [************************] unless terminated in accordance with Section 7 of the Agreement.

        7. In the event of a conflict between the terms and conditions of the Agreement, inclusive of Amendment #1, Amendment #2, Amendment #3, Amendment #4, Amendment #5, Amendment #6 and the terms and conditions of this Amendment #7, the terms and conditions of this Amendment #7 shall prevail.



LICENSEE:                             INFORMIX:

CONTINUUS SOFTWARE CORPORATION        INFORMIX SOFTWARE, INC.
108 Pacifica                          4100 Bohannon Drive
Irvine, California 92618              Menlo Park, California 94025
Attn: David McCann, VP & GM           Attn.: General Counsel
Phone:  (949) 453-2200                Phone:  (650) 926-6300

/s/ David McCann                      /s/ Scott Harlan
----------------------------------    ------------------------------------------
Signature                             Signature

David McCann                          Scott Harlan
----------------------------------    ------------------------------------------
Printed Name/Title                    Printed Name/Title

12/21/99                              12/23/99
----------------------------------    ------------------------------------------
Date                                  Date


*** Text Omitted and Filed Separately. Confidential Treatment
    Requested Under 17 C.F.R. Sections 200.80, 200.83 and 240.24b-2.